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                               8-K Information for

                               USA TALKS.COM, INC.

        Date of Report (Date of earliest event reported): August 20, 2001

State of Incorporation: Nevada
Commission File Number : 333-65205
IRS employer ID: 930915593

Address of Principal Office:        5666 La Jolla Blvd., #314
                                    La Jolla, CA 92037

Registrant's Telephone:    877-738-0925

Item 1. Change in Control of the Company.

         On August 20, 2001, USA Talks.Com, Inc. (the "Registrant") approved the sale and transfer of 600 shares of Series A Preferred Stock by Cache Capital LP ("CACHE") to USAT Reorganization LLC ("USATR"), and the concurrent exercise of conversion rights by USATR as to 91.888524107 shares of Series A Preferred Stock in exchange for 102,915,147 shares of the Registrant's common stock ("Common Stock"). Patrick J. Writer, Sr. and Robert D. Krintzman, the Managers of USATR, each hold a proxy from USATR as to one-half (1/2) of its shares of Common Stock. The said 102,915,147 shares of Common Stock, together with 725,400 shares of Common Stock already owned by Mr. Krintzman, or an aggregate total of 103,640,547 shares, represent 51.8% of the Registrant's voting power. USATR funded the purchase of the 102,915,147 shares of Common Stock with a $200,000 purchase money promissory note from USATR to CACHE. Copies of the proxy and purchase money promissory note are attached hereto as Exhibits 99.1 and 99.2, respectively.

         On August 27, 2001, USATR and its affiliates, representing a majority in interest of all of the outstanding shares of Common Stock of the Registrant, elected Patrick J. Writer, Sr. as a director of the Registrant. Also, effective August 27, 2001, the Registrant (i) accepted the resignation of Jack Alexander as an officer and director of the Registrant (making Patrick J. Writer, Sr. the sole incumbent director of the Board of Directors) and (ii) elected Mr. Writer to serve as President, CEO and Treasurer/CFO of the Company, and Mr. Krintzman to serve as Secretary.


Item 5: Other Events and Regulation FD Disclosure

         USATR, Patrick J. Writer, Sr. and Robert D. Krintzman (as "Reporting Persons" in connection with recent filings on Form 13-D) have disclosed that their acquisition of the Series A Preferred Stock, and its conversion to Common Stock, was for the purpose of gaining control of the Issuer and to effect various changes in its capital structure, organization and management as hereinafter set forth:

                  1. Reporting Persons have disclosed that they exercised conversion rights as to only part of their shares of Series A Preferred Stock and intend to exercise further conversion rights if and when additional shares of Registrant's Common Stock are authorized.

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                  2.       Reporting Persons have disclosed that they plan to
                           take the Registrant back into Chapter 11 reorganization and will seek to effect a reverse merger with an operating company not yet identified.

                  3. Reporting Persons have disclosed that they will attempt to sell or lease/license computers and certain patented technology owned by the Registrant.

                  4. Reporting Persons have disclosed that they will replace the single incumbent officer and director and have no present plans to fill existing vacancies on the Board of Directors.

                  5. Reporting Persons have disclosed that they plan to authorize a new class of no par value Common Stock.

                  6. Reporting Persons have disclosed that, except as otherwise disclosed herein, they have no plans to change Registrant's corporate structure, but will change the Registrant's primary business when a suitable reverse merger candidate is found.

                  7. Reporting Persons have disclosed that they plan to amend Registrant's Certificate of Incorporation to increase the authorized number of shares of Common Stock.

Item 7. Financial Statements and Exhibits

         (a)      None
         (b)      None
         (C)      EXHIBITS

              Exhibit Number        Description
              --------------        -----------

              99.1                  Voting Proxy

              99.2                  Purchase Money Promissory Note


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 USA TALKS.COM, INC.,


Date: September 5, 2001                          By: /S/ Patrick J. Writer, Sr.
-----------------------                          ------------------------------
                                                     Patrick J. Writer, Sr.,
                                                     President and CEO
                                                     (Duly Authorized Officer)
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